SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.  N/A )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:                     [ ] Confidential, for Use of the
    [ ] Preliminary proxy statement                Commission Only (as
    [X] Definitive proxy statement                 permitted by Rule 14a-6(e)(2)
    [ ] Definitive additional materials
    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            GATEWAY BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of filing fee (Check the appropriate box):
    [X]   No fee required
    [ ]   Fee  computed  on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

    (1)   Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

    (2)   Aggregate number of securities to which transactions applies:
--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

    (4)   Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

    (5)   Total fee paid:
--------------------------------------------------------------------------------
    [ ]   Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:
--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------

     (3)  Filing Party:
--------------------------------------------------------------------------------

     (4)  Date Filed:
--------------------------------------------------------------------------------

                            GATEWAY BANCSHARES, INC.
                              5102 Alabama Highway
                            Ringgold, Georgia  30736
                                 (706) 965-5500



                                 March 24, 2004



Dear Shareholder:

     You are cordially invited to attend our annual meeting of shareholders, which will be held at Gateway Bank & Trust, 5102 Alabama Highway, Ringgold, Georgia 30736, on Thursday, April 15, 2004, at 4:30 p.m. I sincerely hope that you will be able to attend the meeting, and I look forward to seeing you.

     The attached notice of the annual meeting and proxy statement describes the formal business to be transacted at the meeting. We will also report on our operations during the past year and during the first quarter of fiscal year 2004, as well as our plans for the future.

     A copy of our annual report, which contains information on our operations and financial performance as well as our audited financial statements, is also included with this proxy statement.

     Please take this opportunity to become involved in the affairs of the Company. Whether or not you expect to be present at the meeting, please mark, date, and sign the enclosed proxy card, and return it to the Company in the envelope provided as soon as possible. Returning the proxy card will NOT deprive you of your right to attend the meeting and vote your shares in person. If you attend the meeting, you may withdraw your proxy and vote your own shares.



                                   Sincerely,



                                   Robert G. Peck
                                   President and Chief Executive Officer

                            GATEWAY BANCSHARES, INC.
                              5102 Alabama Highway
                            Ringgold, Georgia  30736
                                 (706) 965-5500



                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 15, 2004



     The annual meeting of shareholders of Gateway Bancshares, Inc. (the "Company") will be held on Thursday, April 15, 2004, at 4:30 p.m. at Gateway Bank & Trust (the "Bank"), 5102 Alabama Highway, Ringgold, Georgia 30736 for the following purposes:

     (1)  To  elect seven persons to serve as directors for a one-year term; and

     (2) To transact any other business as may properly come before the meeting or any adjournments of the meeting.

     The board of directors has set the close of business on March 15, 2004 as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting.

     We hope that you will be able to attend the meeting. We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign, and return the enclosed proxy card as soon as possible. Promptly returning your proxy card will help ensure the greatest number of shareholders are present whether in person or by proxy.

     If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.


                                   By Order of the Board of Directors,



                                   Robert G. Peck
                                   President and Chief Executive Officer


March 24, 2004

                            GATEWAY BANCSHARES, INC.
                              5102 Alabama Highway
                            Ringgold, Georgia  30736
                                 (706) 965-5500

--------------------------------------------------------------------------------

                     PROXY STATEMENT FOR 2004 ANNUAL MEETING
--------------------------------------------------------------------------------

                                  INTRODUCTION

TIME AND PLACE OF THE MEETING

     Our board of directors is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on Thursday, April 15, 2004, at 4:30 p.m. at the Bank, 5102 Alabama Highway, Ringgold, Georgia 30736, and at any adjournments of the meeting.

RECORD DATE AND MAIL DATE

     The close of business on March 15, 2004 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on or about March 24, 2004.

NUMBER OF SHARES OUTSTANDING

     As of the close of business on the record date, the Company had 10,000,000 shares of common stock, $5.00 par value authorized, of which 652,638 shares were issued and outstanding. Each issued and outstanding share is entitled to one vote on all matters presented at the meeting.

                          VOTING AT THE ANNUAL MEETING

PROPOSAL TO BE CONSIDERED

     Shareholders will be asked to elect seven persons to serve as directors for a one-year term. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL.

PROCEDURES FOR VOTING BY PROXY

     If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the nominated directors and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. If any nominee for election to the board of directors named in this proxy statement becomes unavailable for election for any reason, the proxy will be voted for a substitute nominee selected by the board of directors.

     You can revoke your proxy at any time before it is voted by delivering to Robert G. Peck, president and chief executive officer of the Company, at the main office of the Company, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

REQUIREMENTS FOR SHAREHOLDER APPROVAL

     A quorum will be present at the meeting if a majority of the outstanding shares of common stock is represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a director, however, will be counted for purposes of determining whether a particular director nominee receives sufficient votes to be elected. To be elected, a director nominee must receive more votes than any other nominee for the particular seat on the board of directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. At the present time we do not know of any competing nominees.

     ABSTENTIONS. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

     BROKER NON-VOTES. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that contain a broker vote on one or more proposals but no vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

     Approval of any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.

                             SOLICITATION OF PROXIES

     The Company will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

                      PROPOSAL ONE:  ELECTION OF DIRECTORS

     The board of directors unanimously recommends that the shareholders elect the seven nominees identified below to serve as directors of the Company for a one-year term expiring in 2005 and upon the election and qualification of the directors' successors. The following table shows for each nominee: (a) his or her name, (b) his or her age at December 31, 2003, (c) how long he or she has been a director of the Company, (d) his or her position(s) with the Company, and
(e) his or her principal occupation and business experience for the past five years. Except as otherwise indicated, each director has been engaged in his or her present principal occupation for more than five years. Each of the director nominees listed below is also a director of the Bank.

DIRECTOR NOMINEES
                              DIRECTOR                    POSITION WITH THE COMPANY
NAME (AGE)                     SINCE                       AND BUSINESS EXPERIENCE
----------                     -----                       -----------------------
William H. H. Clark (67)          1995  Vice President, Ringgold Mining and Manufacturing; President,
                                        J.H. Clark Farms, Inc. from 1985-2000; State Representative from 1996-2000; Retired Military Officer, served from 1960-
                                        1990.

Jeannette Wilson Dupree (64)      1995  Retired Licensed Insurance Agent, Keith Michaels, Agent, State
                                        Farm Insurance Company, 2001-2003; Licensed Insurance
                                        Agent, Office Manager for Raymond Dupree, Agent, State Farm
                                        Insurance Company, 1967-2001

James A. Gray, Sr. (60)           1996  Automobile Dealer, President, Carco Motor Company, Inc.

Harle B. Green (57)               1995  Chairman of the Board and Chief Financial Officer of the
                                        Company and the Bank

Danny Ray Jackson (49)            2001  Automobile Dealer, President, Walter Jackson Chevrolet, Inc.
                                        since January 2001; previous Vice President, Walter Jackson
                                        Chevrolet, Inc.

Ernest Kresch (43)                1995  Podiatrist, Advanced Foot Care, 1987-2001; Chief Manager
                                        H&K Properties, LLC, 2001-Present

Robert G. Peck (53)               1996  President and Chief Executive Officer of the Company and the
                                        Bank

MEETINGS AND COMMITTEES OF THE BOARD

     During the year ended December 31, 2003, the board of directors of the Company held twelve meetings. Each of the incumbent directors attended at least 75% of the total number of meetings of the Company's board of directors and committees of the board on which he or she serves.

     NOMINATING COMMITTEE. The Company does not have a standing nominating committee for director nominees and has not adopted a nominating committee charter. Rather, the full Board of Directors participates in the consideration of director nominees. Each of the Company's directors, except for Messrs. Green and Peck, meets the requirement for independence as defined by the National Association of Securities Dealers' listing standards. Since the Company is a small business issuer, the Company believes a standing nominating committee for director nominees is not necessary. See "Director Nominations and Shareholder Communications" on page 11.

     COMPENSATION COMMITTEE. The board of directors has established a compensation committee for the purpose of administering the Gateway Bancshares, Inc. 1999 Stock Option Plan. The compensation committee members are Jeannette Wilson Dupree, James A. Gray, Sr., and Ernest Kresch; and Harle B. Green is an ex-officio member of the compensation committee. The compensation committee of the Company held no meetings and the compensation committee of the Bank held one meeting during the year ended December 31, 2003.

     AUDIT COMMITTEE. The board of directors has established an audit committee for the purpose of reviewing Gateway Bancshares' annual report and internal audit report of independent public accountants. The audit committee of the Company held five meetings and the audit committee of the Bank held five meetings during the year ended December 31, 2003.

     The audit committee members are Jeannette Wilson Dupree, James A. Gray, Sr. and Danny Ray Jackson. Each of these members meets the requirement for independence as defined by the National Association of Securities Dealers' listing standards. Although none of the audit committee members meets the criteria specified under applicable Securities and Exchange Commission ("SEC") regulations for an "audit committee financial expert," the board believes that each has the financial knowledge, business experience and independent judgment necessary for service on the audit committee.

                             AUDIT COMMITTEE REPORT

     The audit committee reports as follows with respect to the audit of the Company's 2003 audited consolidated financial statements.

     - The audit committee has reviewed and discussed the Company's 2003 audited consolidated financial statements with the Company's management;

     - The audit committee has discussed with the independent auditors Hazlett, Lewis & Bieter, PLLC the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements;

     - The audit committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (which relates to the auditor's independence from the corporation and its related entities) and has discussed with the auditors the auditors' independence from the Company; and

     - Based on review and discussions of the Company's 2003 audited consolidated financial statements with management and discussions with the independent auditors, as described above, the audit committee recommended to the Board of Directors that the Company's 2003 audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB.

          March 23, 2004          By:     William H. H. Clark
                                          Jeannette Wilson Dupree
                                          Danny Ray Jackson

                               EXECUTIVE OFFICERS

     The following table shows for each executive officer of the Company: (a) his name, (b) his age at December 31, 2003, (c) how long he has been an officer of the Company, and (d) his positions with the Company and the Bank:

NAME (AGE)               OFFICER SINCE        POSITION WITH THE COMPANY AND THE BANK
----------               -------------        --------------------------------------

Robert G. Peck (53)               1996   President and Chief Executive Officer of the
                                         Company and the Bank

Harle B. Green (57)               1995   Chairman of the Board and Chief Financial Officer
                                         of the Company and the Bank

Jeffrey R. Hensley (52)           1997   Senior Vice President and Assistant Secretary of
                                         the Company and the Bank

Boyd M. Steele (55)               1996   Executive Vice President and Secretary of the
                                         Company and the Bank and Chief Loan Officer of
                                         the Bank

                                  COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years 2003, 2002 and 2001 for our executive officers who received a combined payment of salary and bonus in excess of $100,000 during 2003. No other executive officer received a combined payment of salary and bonus in excess of $100,000 for services rendered to the Company during 2003.

SUMMARY COMPENSATION TABLE

                                              Annual Compensation                   All Other Long-Term Compensation
                                    ---------------------------------------  ---------------------------------------------
                                                              Reimbursement
                                                                   for           Life        Deferred         401(k)
                                                               Payment of     Insurance     Retirement       Matching
                                      Year   Salary   Bonus       Taxes      Premiums (1)  Benefits (2)  Contributions (3)
                                    -------  -------  ------  -------------  ------------  ------------  -----------------
Robert G. Peck,                        2003  133,968  54,925          1,652           374        22,095              8,741
President and Chief Executive          2002  130,699  58,190          1,705           374        20,844              9,777
Officer of the Company and the         2001  126,280   9,136          1,518           123             -              3,655
Bank

Boyd M. Steele,                        2003  111,567  28,406          1,213           452        19,431             10,954
Executive Vice President and           2002  108,846  32,712            900           452        18,331              7,150
Secretary of the Company and the       2001  105,165   5,541            803           452             -              3,655
Bank

Jeffrey R. Hensley,                    2003   71,514  20,460          1,904           123        13,236             12,048
Senior Vice President and              2002   69,769  19,604            592           123        12,486             11,507
Assistant Secretary of the Company     2001   67,410   3,823             73           123             -              3,655
and the Bank

1 Represents amounts paid on term life insurance policies for the benefit of the named executive officer.

2 Represents amounts earned under supplemental executive retirement agreements between the Bank and the named executive officer. These agreements are described below.

3 Represents matching contributions made by the Company under its 401(k) plan on behalf of the named executive officers.

     We have omitted information on "perks" and other personal benefits because the aggregate value of these items does not meet the minimum amount required for disclosure under the Securities and Exchange Commission's regulations

SUPPLEMENTAL RETIREMENT BENEFIT AGREEMENTS

In 2002, the Bank executed agreements to provide supplemental retirement benefits to each of the named executive officers listed above. Under the terms of the agreements, the Bank provides quarterly payments to the officers or their beneficiaries for ten years following their retirement at or after attaining age
62. Pursuant to the agreements, the total annual payment to each of the named executive officers will be as follows:

NAME                 ANNUAL BENEFIT
----                 ---------------
Robert G. Peck       $        40,000
Boyd M. Steele       $        27,000
Jeffrey R. Hensley   $        27,000

     Benefits may be made or commence at an earlier date following a termination of employment other than for cause but the benefits will be discounted based upon the officer's vested status and the extent to which benefit payments are accelerated. The benefits normally vest in equal, annual 20% increments beginning with the third year of continuous service to the Bank by the officer following the effective date of the agreement. Enhanced or accelerated benefits, or both, are payable to the officer or the officer's beneficiary in the event of the officer's death or disability or upon a change in control.

     The Bank purchased single premium, whole life insurance policies to facilitate its ability to satisfy the obligations represented by these agreements. The Bank is the sole owner and beneficiary of these policies. As of December 31, 2003, the cash surrender value of these policies was approximately $566,320, and the amount of the accrued supplemental retirement benefits for the officers was approximately $106,422.

FISCAL 2003 YEAR-END OPTION VALUES

     The following table sets forth information at December 31, 2003 concerning stock options held by the executive officers listed in the above Summary Compensation Table. The Company did not grant any stock options to any of the executive officers listed in the above compensation table during 2003. Additionally, the listed executive officers did not exercise any options to purchase common stock of the Company during 2003. We have not granted any stock appreciation rights, restricted stock or stock incentives other than stock options.

                      Number of Securities          Value of Unexercised
                           Underlying             In-the-Money Options at
                       Unexercised Options           December 31, 2003
Name                Exercisable  Unexercisable  Exercisable    Unexercisable
------------------  -----------  -------------  -------------  --------------
Robert G. Peck           16,280          4,070  $      58,445  $       14,611
Boyd M. Steele           14,920          3,730  $      53,563  $       13,391
Jeffrey R. Hensley       10,840          2,710  $      38,916  $        9,729


     We calculated the in-the-money value of options held by the listed executive officers at fiscal year end using the Black Scholes option pricing model.

DIRECTOR COMPENSATION

     The Bank compensates each director $375 for each regular meeting of the Bank's board of directors attended. The directors are not separately compensated for their attendance at the regular meetings of the Company's board of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table lists, as of the record date, the number of shares common stock beneficially owned by: (a) each current director of the Company,
(b) each executive officer listed in the Summary Compensation Table, and (c) all current executive officers and directors as a group. As of the record date, the Company did not have any non-director shareholders who beneficially owned more than 5% of the outstanding common stock. The information shown below is based upon information furnished to the Company by the named persons. The address for each of the directors is 5102 Alabama Highway, Ringgold, Georgia 30736.

     Information relating to beneficial ownership of the Company is based upon "beneficial ownership" concepts described in the rules issued under the Securities Exchange Act of 1934, as amended. Under these rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of the security, or "investment power," which includes the power to dispose or to direct the disposition of the security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within sixty (60) days from the record date.

                           NUMBER    PERCENT
NAME                      OF SHARES  OF CLASS  Nature of Beneficial Ownership
------------------------  ---------  --------  ------------------------------

DIRECTORS:

William H. H. Clark          24,050     3.6    -  10,500 shares owned directly by Ringgold Mining &
                                                  Manufacturing Co., Inc. as to which beneficial ownership is shared; and
                                               -  13,550 shares subject to options becoming exercisable
                                                  within 60 days of the record date.


                                        7

                           NUMBER    PERCENT
NAME                      OF SHARES  OF CLASS  Nature of Beneficial Ownership
------------------------  ---------  --------  ------------------------------
Jeannette Wilson Dupree      29,855     4.5    -  1,200 shares owned directly by Ms. Dupree;
                                               -  9,550 shares owned jointly by Ms. Dupree and her
                                                  spouse;
                                               -  2,290 shares held in an IRA account for Ms. Dupree;
                                               -  3,265 shares held in an IRA account for Ms. Dupree's
                                                  spouse as to which beneficial ownership is shared; and
                                               -  13,550 shares subject to options becoming exercisable
                                                  within 60 days of the record date.

James A. Gray, Sr.           59,550     8.9    -  46,000 shares owned jointly by Mr. Gray and his spouse;
                                                  and
                                               -  13,550 shares subject to options becoming exercisable
                                                  within 60 days of the record date.

Harle B. Green               32,350     4.8    -  3,300 shares owned jointly by Mr. Green and his spouse;
                                               -  12,000 shares held in an IRA account for Mr. Green;
                                               -  100 shares held by Ms. Green as custodian as to which
                                                  beneficial ownership is shared; and
                                               -  16,950 shares subject to options becoming exercisable
                                                  within 60 days of the record date.

Danny R. Jackson              4,760     0.7    -  1,000 shares owned directly by Mr. Jackson;
                                               -  2,000 shares owned jointly by Mr. Jackson and his
                                                  spouse;
                                               -  1,485 shares held in an IRA account for Mr. Jackson;
                                               -  275 shares held in an IRA account for Mr. Jackson's
                                                  spouse as to which beneficial ownership is shared.

Ernest Kresch                47,050     7.1    -  31,500 shares owned directly by Mr. Kresch;
                                               -  2,000 shares in a Simplified Employee Pension Plan for
                                                  Mr. Kresch; and
                                               -  13,550 shares subject to options becoming exercisable
                                                  within 60 days of the record date.

Robert G. Peck               25,350     3.8    -  5,000 shares held in an IRA account for Mr. Peck; and
                                               -  20,350 shares subject to options becoming exercisable
                                                  within 60 days of the record date.

EXECUTIVE OFFICERS*:

Jeffrey R. Hensley           20,350     3.1    -  3,800 shares owned jointly by Mr. Hensley and his
                                                  spouse;
                                               -  3,000 shares held in an IRA account for Mr. Hensley;
                                                  and
                                               -  13,550 shares subject to options becoming exercisable
                                                  within 60 days of the record date.


                                        8

                           NUMBER    PERCENT
NAME                      OF SHARES  OF CLASS  Nature of Beneficial Ownership
------------------------  ---------  --------  ------------------------------
Boyd M. Steele               23,650     3.5    -  5,000 shares held in an IRA account for Mr. Steele; and
                                               -  18,650 shares subject to options becoming exercisable
                                                  within 60 days of the record date.
                             ------   ------

ALL DIRECTORS AND           266,965    34.4
EXECUTIVE OFFICERS, AS A
GROUP

FIVE PERCENT
SHAREHOLDERS:

Jack Joseph Babb             36,850     5.5    -  7,500 shares owned jointly by Mr. Babb and his spouse;
                                               -  7,500 shares held in an IRA account for Mr. Babb;
                                               -  7,500 shares owned directly by Mr. Babb's spouse as to
                                                  which beneficial ownership is shared;
                                               -  800 shares held in custodian accounts by Mr. Babb's
                                                  spouse as to which beneficial ownership is shared; and
                                               -  13,550 shares subject to options becoming exercisable
                                                  within 60 days of the record date.

----------------------------
* Mr. Green and Mr. Peck are also executive officers of the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own beneficially more than 10% of the Company's outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company's common stock. Directors, executive officers and greater than 10% shareholders are required to furnish the Company with copies of the forms they file. To our knowledge, based solely on a review of the copies of these reports furnished to the Company, all of our directors and executive officers, who are listed above, complied with all applicable Section 16(a) filing requirements during 2003.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     From time to time our directors, officers and their affiliates, including members of their families or businesses and other organizations with which they are associated, may have banking transactions in the ordinary course of business with the Bank. The Bank's policy is that any loans or other transactions with those persons or entities (a) are made in accordance with applicable law and the Bank's lending policies, (b) are made on substantially the same terms, including price, interest rates and collateral, as those prevailing at the time for comparable transactions with other unrelated parties of similar standing, and
(c) do not involve more than the normal risk of collectibility or present other unfavorable features to the Company and the Bank. In addition, all future transactions with our directors, officers and their affiliates are intended to be on terms no less favorable than could be obtained from an unaffiliated third party, and must be approved by a majority of our directors, including a majority of the directors who do not have an interest in the transaction.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company selected Hazlett, Lewis & Bieter, PLLC to serve as its principal accountant for the fiscal year ending December 31, 2003. Hazlett, Lewis & Bieter has served as the Company's principal accountant since April 20, 2000. A representative of Hazlett, Lewis & Bieter, PLLC is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

The following table sets forth the fees billed to the Company for the years ended December 31, 2003 and 2002 by Hazlett, Lewis & Bieter:

                     2003     2002
                    -------  ------

Audit fees          $31,500  31,075
Audit-related fees    1,400   7,800
Tax fees              7,700   7,725
All other fees        9,342  13,508
                    -------  ------
     Total Fees     $49,942  60,108
                    =======  ======


AUDIT FEES

     Audit fees represent fees billed by Hazlett, Lewis & Bieter for professional services rendered in connection with the (1) audit of the Company's annual financial statements for 2003 and 2002, and (2) review of the financial statements included in the Company's quarterly filings on Form 10-QSB and annual filings on Form 10-KSB.

AUDIT RELATED FEES

     Audit related fees represent fees for professional services rendered for assurance and related services reasonably related to the performance of the audit or review of the Company's financial statements and not included in "Audit Fees" above. In 2003 these services consisted of verification of mortgage collateral, which is required for the Bank's advances from the Federal Home Loan
Bank.  In 2002   Hazlett, Lewis & Bieter performed additional audit related services covering the Bank's information systems.

TAX FEES

     Tax fees represent the aggregate fees billed in each of the last two fiscal years for professional services rendered by Hazlett, Lewis & Bieter for tax compliance, tax advice, and tax planning.

ALL OTHER FEES

     During 2003 the Company was billed $9,342 by Hazlett, Lewis & Bieter for services not described above. Of this amount, $4,838 was for business advisory services related to the issuance of trust preferred securities and the implementation of the Sarbanes-Oxley Act of 2002. Also, the Company was billed $4,504 in 2003 for internal audit and retirement plan services performed prior to the implementation of the Sarbanes-Oxley Act of 2002. During 2002 the Company was billed $13,508 for internal audit and retirement plan services.

     The fees billed by Hazlett, Lewis & Bieter are pre-approved by the audit committee of the Company in accordance with the policies and procedures for the audit committee. The audit committee pre-approves all audit and non-audit services provided by the Company's independent auditors and may not engage the independent auditors to perform any prohibited non-audit services. For 2003, 100% of the fees incurred were pre-approved.

              DIRECTOR NOMINATIONS AND SHAREHOLDER COMMUNICATIONS

DIRECTOR NOMINATIONS

     The full board of directors of the Company participates in the consideration of director nominees. The board has adopted a formal policy for identifying and evaluating nominees. The board's criteria for selecting director nominees includes the person's wisdom, integrity, ability to make independent analytical inquiries, profile in the communities served by the Company, commitment to, and availability for, service on the board, experience as a director, current and past employment, knowledge of the Company and financial services industry generally and other factors that the board may deem appropriate. The board may retain search firms to the extent it deems necessary or advisable for the purpose of identifying director candidates and may solicit recommendations from a variety of sources, including other directors, members of the community, customers and shareholders of the Company, and professionals in the financial services and other industries.

     The board of directors will consider shareholders nominations for members of the board of directors if such nominations: (a) are submitted in writing to the board of directors in care of the secretary of the Company at the address of the Company's principal executive office within the time frame as may be described in the bylaws of the Company and/or in the section of the Company's annual proxy statement specifying the deadline and procedures for submission of shareholder proposals for the next annual meeting and (b) contain the following information: (1) all information relating to the nominee as is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including the person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (2) the name(s) and address(es) of the shareholder(s) making the nomination, (3) the number of shares of the Company's common stock owned beneficially by such shareholder(s),
(4) the date(s) on which the shareholder acquired his or her shares, (5) documentary support for any claim of beneficial ownership, (6) his or her relationship or affiliation with the nominee; and (7) appropriate biographical information and a statement as to the qualification of the nominee.

SHAREHOLDER PROPOSALS

     To be included in the Company's 2005 proxy statement, shareholder proposals submitted for consideration at the 2005 annual meeting of shareholders must be received by the Company no later than November 29, 2004. Proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any proposal contained in a notice received after February 9, 2005. SEC Rule 14a-8 provides additional information regarding the content and procedure applicable to the submission of shareholder proposals to be included in the Company's 2005 proxy statement.

SHAREHOLDER COMMUNICATIONS

     Shareholders wishing to communicate with the board of directors or with a particular director may do so in writing addressed to the board, or to the particular director, and sending it to the Secretary of the Company at the Company's principal office at 5102 Alabama Highway, Ringgold, Georgia 30736. The Secretary will promptly forward such communications to the applicable director or to the chairman of the board for consideration at the next scheduled meeting.

                                  OTHER MATTERS

     The board of directors knows of no other matters that may be brought before the meeting. If, however, any matter other than the election of directors, or matters incidental to the election of directors, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

     If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.



March 24, 2004

                            GATEWAY BANCSHARES, INC.
                                      PROXY
                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL, 15, 2004

     The undersigned hereby appoints Robert G. Peck or Harle B. Green or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the common stock of Gateway Bancshares, Inc. (the "Company"), which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held at the main office of Gateway Bank & Trust, located at 5102 Alabama Highway, Ringgold, Georgia 30736 and at any adjournments of the annual meeting, upon the proposal described in the accompanying Notice of the annual meeting and the Proxy Statement relating to the annual meeting, receipt of which are hereby acknowledged.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL.

PROPOSAL  1:     To  elect  the  seven  (7)  persons  listed  below  to serve as directors  of  the  Company  for  a  term  of  one  year:

          Harle B. Green                       William H. H. Clark
          Danny Ray Jackson                    Ernest Kresch
          Jeannette Wilson Dupree              Robert G. Peck
          James A. Gray, Sr.

    [ ] FOR all nominees listed above       [ ]  WITHHOLD authority to vote for
        (except as indicated below)              all nominees listed above

INSTRUCTION:     To  withhold  authority  for any individual nominee, mark "FOR"
above,  and  write  the  nominee's  name  in  this space
                                                                               .
     --------------------------------------------------------------------------

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL
                           BE VOTED FOR THE PROPOSAL.

           DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER
                MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

     If  stock  is  held  in  the  name  of more than one person, all must sign.
Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                       ---------------------------------------
                                       Signature(s) of Shareholder(s)

[LABEL]
                                       ---------------------------------------
                                       Name(s) of Shareholders(s)

                                       Date:                         , 2004
                                            -------------------------
                                           (Be sure to date your Proxy)

Please mark, sign and date this Proxy, and return it in the enclosed return-addressed envelope. No postage necessary.

 I WILL __________  WILL NOT ___________ ATTEND THE ANNUAL SHAREHOLDERS MEETING.


                     PLEASE RETURN PROXY AS SOON AS POSSIBLE
                     ---------------------------------------